SHORT AND INTERMEDIATE BOND FUND
BOND FUND
GLOBAL BOND FUND

Annual Report
December 31, 1999
We pick the talent. You reap the results

SHORT AND INTERMEDIATE BOND FUND
BOND FUND
GLOBAL BOND FUND

Annual Report
December 31, 1999


TABLE OF CONTENTS

	Begins
	on Page
Letter to Shareholders.............	1
The Managers Funds Performance..3
 ...
Complete performance table for all of The Managers Funds
As of December 31, 1999

Investment Manager's Comments..........4
Discussion of investment results during the year and cumulative total return graphs versus relevant indices

Schedules of Portfolio Investments..14
Detailed portfolio listings by security trpe and industry sector, as valued at December 31, 1999
Financial Statements
Statements of Assets and Liabilities..24
Fund balance sheets, Net Asset Value (NAV) per share computation and Cumulative undistributed amounts
Statements of Operations..25
Detail of sources of income, fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets..26
Detail of changes in funds assets and distributions to shareholders for the past two years
Financial Highlights..28
Historical net assets values, distributions, total returns, expense ratios, turnover ratios and net assets
Notes to Financial Statements..31

Accounting and distribution policies, details of agreements and transactions with fund management and description of certain investment risks
Report of Independent Accountants..37

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank.
Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve
Board, or any governmental agency.




Dear Fellow Shareholder:
	From an investment standpoint, 1999 was
among the most diverse years of the century.
While the NASDAQ Composite Index returned more than 86% for the year, the largest ever calendar year return for any broad U.S. stock index, there were significant portions of the financial markets that actually diminished in value during the year. For example, the S&P
500 and the Russell 2000 indices soared to record highs despite the fact that roughly half of the stocks in those indices lost value during the year. Medium and long-term domestic and international developed markets bonds also went down in price in 1999 due to a steady rise in interest rates. Meanwhile, emerging markets stocks and bonds soared as investors' confidence in the recovery of these markets improved.

	The performance of the various funds
within The Managers Funds family reflects the wide divergence of opportunities during 1999 and affirmed that we are indeed providing a diversified offering of investments. I am pleased to report that the vast majority of our Funds met or exceeded our expectations of real returns and performance relative to our competitors. In addition, our Funds, when viewed as a balanced portfolio, provided exceptional returns this past year; in fact better than any year in our fifteen-year history.

	We are living in a truly extraordinary
period of economic prosperity.  The U.S.
economy continued to grow in 1999, on its way to becoming the longest and strongest economic expansion in United States history. This expansion, like many in the past, is a result of a virtuous cycle of inter-related factors such as improvements in productivity, a high employment rate, low interest rates, a low rate of inflation, high consumer confidence, a high rate of consumer spending, a high rate of business investment and, importantly, a relatively peaceful planet. What set this expansion apart are technological and capital market advances that have enabled businesses to improve their decision-making and reduce their risk. Improvements in all aspects of production have enabled businesses to shorten the time it takes to bring new ideas to market and reduce inventories to a fraction of what was previously necessary. Many businesses have been able to implement just-in-time inventory management practices that virtually eliminate inventory. The obvious advantage to this is the cost savings, but the more profound effect on the economy is the reduction of risk.
Business managers do not need to predict the demand for their products as far into the future as before. They do not have to purchase raw materials and begin production schedules months in advance of expected demand. Thus, they are much less apt to over-produce or under-produce, which has typically been a significant factor in causing boom and bust economic cycles.

	In cases where technology alone cannot
reduce risk, the development of the capital markets has enabled business managers to diversify and hedge some of the risks inherent in their businesses. Global and international businesses can hedge against the possibility of currency movements wiping out profits. Farmers can insure themselves against adverse price changes in their crops or even adverse weather conditions. With futures contracts and other financial instruments, transportation companies can create for themselves more stable energy prices. The development of mortgage and asset-backed securities has enabled financial institutions to offer more loans without having to take on more risk. All these developments have effectively lowered the cost of doing business, enabled businesses to expand further and faster than ever before and increased the available supply of goods and services. Thus, despite growing demand, prices have remained somewhat stable and our standard of living has improved.

	Because the virtuous cycle currently
remains in place, most indicators point to continued prosperity for the U.S. economy.
While the aforementioned developments have smoothed the business cycle and enabled businesses to diversify risk, they have also enabled some participants to take on more risk.
In addition, most of these factors have been instrumental in increasing competition. While increased competition is generally good for consumers and the economy as a whole, it is an added challenge for business leaders and investors. It increases the cost of bad decisions and inefficient operations. As businesses have become more competitive and information has become more available, intelligence and sound judgement has become more important.

	Business leaders and investors are forced to make quicker, more complex decisions every day. Investment results in 1999 proved that despite a broadly healthy economy there can be a wide disparity between the top tier and the also-rans. For these reasons, we at The
Managers Funds continue to believe that the best investment strategy is to identify and hire experienced investment managers who focus their energy and demonstrate intelligence, sound judgment and discipline. Although we cannot expect to match the exceptional returns we achieved in 1999 every year, we will always seek to capitalize on opportunities as they arise.


	The following report contains discussions of each Fund's 1999 performance along with a listing of the investment portfolios, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers
Funds as of December 31, 1999.

	Should you have any questions about this report, or if you'd like to receive a Prospectus and additional information, including fees and expenses, for any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersfunds.com. As always, please read the Prospectus carefully before you invest or send money. The Managers Funds are distributed by The Managers Funds LLC.

	We thank you for your continued
investment in The Managers Funds.

Sincerely,



Peter M. Lebovitz
President



The Managers Funds Performance (unaudited)
All periods ending December 31, 1999
 Average Annual Total Returns*

			Since		Inception
	Morningstar
Equity Funds:			1 Year
	3 Years		5 Years		10
Years		Inception		Date
	Rating**
Income Equity			4.15%	0.00%
	13.96%	0.00%	18.41%	0.00%
	12.61%	0.00%	14.45%		Oct.
'84		PPP
Capital Appreciation			103.02%
	0.00%	53.28%	0.00%	40.43%	0.00%
	24.65%	0.00%	21.98%		Jun.
'84		PPPPP
Special Equity			54.11%	0.00%
	24.33%	0.00%	26.28%	0.00%
	18.39%	0.00%	18.02%		Jun.
'84		PPPP
International Equity			25.28%	0.00%	16.72%	0.00%	15.83%
	0.00%	12.57%	0.00%	14.81%		Dec. '85		PPPP
Emerging Markets
	Equity		90.06%		__
	__		__		22.60%
	Feb. '98		N/A


Income Funds:
Short & Intermediate
	Bond		2.21%	0.00%	4.45%	0.00%	6.53%
	0.00%	6.28%	0.00%	7.79%		Jun. '84
	PPPP
Bond			3.66%	0.00%	5.74%	0.00%
	10.19%	0.00%	8.79%	0.00%	10.28%
	Jun. '84		PPPP
Global Bond			(9.97)%		2.46%
	0.00%	5.97%		__		4.89%
	Mar. '94		P
Money Market			4.89%	0.00%	5.16%
	0.00%	5.28%	0.00%	4.81%	0.00%	5.82%
	Jun. '84		N/A

Past performance is not a guarantee of future
results.  Investment returns and principal
value of mutual fund shares will fluctuate so
that the redemption price may be more or less
than the original purchase price.  For a
prospectus including fees and expenses, please
visit our website at www.managersfunds.com, or
call The Managers Funds at (800) 835-3879 or
your investment adviser.  Read the prospectus
carefully before you invest.
*	Total return equals income yield plus
share price change and assumes reinvestment of all dividends and capital gain distributions.
Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.


**	Morningstar proprietary ratings reflect
risk-adjusted performance through 12/31/99 and are subject to change every month. The ratings are by asset class and are calculated from the Funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds rated, other than the International Equity
Fund, was rated against 3,487, 2,198 and 788 equity funds, the International Equity Fund was rated against 1,114, 648 and 133 international equity funds, and each of the Income Funds was rated against 1,628, 1,232 and 397 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5%
receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.



Managers Short and Intermediate Bond Fund, (the
"Fund") managed by The Managers Funds LLC since its inception in 1984, seeks high current income by investing in fixed-income securities while maintaining an average portfolio maturity between one and five years. The Managers Funds currently utilizes a single independent sub-advisor, Howard
Rubin of Standish, Ayer & Wood ("Standish"), who has managed a portion of the portfolio since
August 1991, and the entire portfolio since
December 1995.
The Portfolio Manager
Howard Rubin's investment philosophy involves constructing a portfolio using active sector positioning and credit analysis. Howard does not attempt to forecast interest rates or make shifts in duration* in an attempt to add value, rather, he manages the portfolio's duration to within 85% and 115% of the Fund's benchmark, which is the Merrill Lynch 1-4.99 Year Government/Corporate
Index (ML 1-5 yr G/C). Howard typically constructs a diverse portfolio, using investment grade bonds including bonds from a variety of corporate sectors, asset-backed securities, private and government agency mortgage-backed securities, Treasury securities and a small portion of foreign corporate and government bonds.

The Year in Review
The Fund returned +2.21% in 1999 compared with a return of +2.19% for the ML 1-5 yr G/C.

The year turned out to be extremely difficult for domestic bond managers, as concerns regarding an overheating economy, expectations of higher inflation and the impact of current (and expected) Federal Open Market Committee rate hikes pushed rates higher throughout the year.
U.S. Treasuries posted their worst annual return since 1994, but investment-grade corporates, despite continued liquidity concerns, did somewhat better on a relative basis in response to the strong economic environment. On a relative basis, the Fund performed well during the year, slightly outperforming its benchmark net of all expenses and outperforming a majority of its competitors.

During the first quarter of 1999 there were many different crosscurrents in the U.S. bond market.
In general, rates rose and the yield curve steepened in response to continued signs of strength in the U.S. economy. Bonds, in general, fell in value. However, there was a wide range of returns for particular sectors. U.S.
Treasuries fell sharply in value while U.S.
corporate high yield bonds and mortgage-backed securities offered strong returns as a stronger economy gave corporate bond investors more confidence and the higher rates implied lower prepayment risk during the quarter.

On a relative basis, the Fund performed very well in the first quarter, more than doubling the return for the benchmark. Such outperformance was attributable to being underweight in Treasuries and overweight in mortgage-related securities.


In the second quarter, bonds in general again declined in value as continued economic strength in the U.S., combined with some signs of a resurgence abroad, resulted in an increase in interest rates in the U.S. The Federal Reserve
Board (the Fed) voted at the end of June to increase short-term rates by 25 basis points
(0.25%). The Fund's performance tracked closely to its benchmark throughout the quarter, as the Fund continued to maintain an index-like duration and thus was similarly impacted by the increase in interest rates.

In the third quarter, interest rates increased by about 10 basis points on average in the 1-5 year maturity range. The Fed, still concerned about not only the strength of the domestic economy but also the resurgence of several foreign economies, again hiked short-term rates by 25 basis points in August. Faced with poor liquidity conditions and an excess of supply, many fixed-income investors remained frustrated. The Fund's credits lagged behind the market in general during the quarter. Indeed, eight of the bottom nine performing bonds in the portfolio were some form of corporate credit. Despite what would seem to be an abundance of value in the fixed-income market, spread sectors continued to underperform.

Interest rates also rose in the fourth quarter.
The Fund's relatively large weighting toward corporate bonds moderately helped its overall performance. For example, the Qwest
Communications note appreciated 6.5% in the quarter. That position was also the Fund's best performing bond for the whole year. On the other hand, the Fund's somewhat higher credit quality detracted from relative performance in the fourth quarter. The Fund held less than 5% of its assets in bonds rated BB+ and below (including the above-mentioned Qwest note), and lower quality credits were among the best performing bonds in the quarter.

Looking Ahead
Despite the difficult rate environment,
Standish's Howard Rubin remains optimistic that his credit-quality oriented approach to investing will be rewarded. In November he noted, "For the most part, high quality bond portfolios have relatively few individual issue related problems.
The volatility of returns has risen significantly among medium grade bonds and this trend has spilled over into the BBB range as well. While we believe much of this recent volatility is largely a function of technical market conditions including reduced liquidity, supply and Y2K related avoidance, the achievement of excess returns will probably remain challenging."


At year end, the Fund had 73% of its assets invested in corporate bonds, 25% in mortgage-related securities, and 13% in U.S. Treasury
Notes. The Fund's duration* at year-end was 2.3 years, the same as the benchmark. The portfolio's average yield to maturity was 6.6% and its 30-day SEC yield was 5.7%.

*  Duration is the weighted average time
(typically quoted in years) to the receipt of cash flows (principle + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.


THE MANAGERS SHORT AND INTERMEDIATE BOND FUND'S cumulative total return is based on the daily change in net asset value
(NAV), and assumes that
all distributions were reinvested.

The Merril Lynch 1-5 Year Government/Corporate
Index consists of over
1,800 government and investment grade corporate bonds with maturities between one and five years. The index is heavily weighted in U.S.
Treasury issues, which make up over 75% of the index. The index assumes reinvestment of dividends.

This chart compares a hypothetical $10,000 investment made in Managers Short and Intermediate Bond Fund on December 31, 1989, to a $10,000 investment made in the Merrill Lynch 1-5 Year Government/Corporate Index for the same time period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Short and Intermediate Bond Fund and the Merrill Lynch 1-5 Yr. Government/Corporate Index]


This table shows the average annual total returns for Managers Short and Intermediate Bond Fund for the one-year, five-year and ten-year periods through December 31, 1999, and comparable returns for the Merrill Lynch 1-5 Year Government/Corporate Index.


   AVERAGE ANNUAL TOTAL RETURNS
               ANNUALIZED
-----------------
 ONE YEAR       FIVE YEARS      TEN YEARS
----      -----------       ---------

Managers Short and Intermediate
Bond Fund  2.21%     6.53%  6.28%
Merrill Lynch 1-5 Year
Government/Corporate Index 2.19% 6.86% 7.00%


Managers Bond Fund (the "Fund") seeks current income by investing in fixed-income securities. The Fund is currently managed by Daniel Fuss of Loomis Sayles & Company ("Loomis"), who has been managing a portion of the Fund since its inception in 1984. Prior to April 1993, the Fund utilized a dual investment manager structure.

The Portfolio Manager
Dan Fuss is a contrarian bond investor who focuses on individual issues that will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

Given the typical shape of the yield curve, longer-term bonds generally yield more than shorter-term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer-term bonds, thus Dan's portfolios tend to be relatively long in duration. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio.
In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The Year in Review
The Fund provided a total return of +3.66%, considerably better than the return of -2.15% for the Lehman Brothers Government/Corporate
Bond Index ("LB G/C").

The year turned out to be extremely difficult for domestic bond managers, as concerns regarding an overheating economy, expectations of higher inflation and the impact of current (and expected) FOMC rate hikes pushed rates higher throughout the year. U.S. Treasuries posted their worst annual return since 1994, but investment-grade corporates, despite continued liquidity concerns, did somewhat better on a relative basis in response to the strong economic environment.

The Fund's relative outperformance in 1999 was primarily due to its heavy weighting in lower quality credits and foreign bonds as well as its underweighting in U.S. Treasury Bonds. The Fund's long duration might have detracted from performance, since interest rates rose, were it not for the robust gains in these other sectors.


The Fund's strong relative performance in the first quarter was specifically due to its lack of U.S. Treasuries and the quality distribution among its corporate holdings. The Fund's allocation to U.S. Treasuries was about 4% throughout the quarter, compared with a roughly 25% weighting in the LB G/C. This sector was one of the worst performers for the bond market during the first quarter as the yield curve steepened in response to continued signs that the U.S. economy is roaring ahead as well as ominous comments in February by Fed Chairman Alan Greenspan.

Meanwhile, the Fund was heavily weighted in the lower tier (BBB) investment grade securities. During the quarter, there was a sharp return distribution bias favoring lower quality to higher quality credits. Indeed, the LB Corporate High Yield Index posted a return of +1.9% in the quarter compared with -0.7% for investment grade corporates.
The Fund's foreign bonds also performed extremely well, with a few emerging market bonds appreciating in price by more than 25% in the quarter.

It was more of the same in the second quarter as the Fund's 1.0% increase came despite the sharp increase in interest rates and the Fund's long duration structure. The source of the performance was again a combination of the Fund's significant yield advantage combined with a continued tightening of credit yield spreads as the rebound in emerging Asia continued. Several of the Fund's Thai corporate notes soared between 25%-50% in the quarter.


Domestic interest rates rose slightly in the third quarter in response to the persistent economic strength of the United States. That strength, combined with indications of a continued resurgence abroad prompted the Fed to adopt a tightening stance and raise the federal funds and discount rates by 25 basis points on August 24. Subsequently, investors began to anticipate that the Fed would not need to raise rates further and September's return was the best month of the year for the Lehman Brothers U.S. Aggregate Index.

From a quality perspective, however, the market was a reversal of the first half spread tightening. The Fund's relative underperformance during the third quarter was partly because of its allocation to the somewhat lower-grade corporate market. There was a very clear inverse relationship between credit quality and performance during the third quarter, with high yield bonds being among the worst performing sectors of the bond market. As a sector, these bonds were the worst performing for the Fund. This time, the Fund's foreign holdings were not able to save the day: a large position in Venezuelan Cerro Negro Finance plunged 13% in price and two Malaysian bonds depreciated by about 6%.

During the fourth quarter, interest rates rose around the globe in response to continued economic strength and fears of rising inflation. With the exception of corporate bonds at the lower end of the credit spectrum and emerging markets bonds, virtually all sectors of the bond market posted negative total returns in the fourth quarter.


The Fund's good relative performance was again almost entirely a result of Loomis' overweighting in foreign bonds, particularly several emerging markets securities. Bonds such as Malaysia's Tenaga Nasional Berhad 7.5%, Thailand's Banpu Public Co. 2.75%, and a 8.5% South African Government bond all posted extremely strong returns in the quarter.

Except for the foreign bond exposure, the Fund's performance was actually pretty mediocre in the fourth quarter. The Fund held several REIT bonds, including Trinet and Highwood Realty, which depreciated during the quarter after Moody's cut the debt outlook for that whole sector to negative. Additionally, the Fund's positions in several electric company preferreds also fell despite being "good values" due largely to technical factors, i.e., liquidity.


Looking Ahead
The Fund's outlook and allocations did not change dramatically during 1999. Loomis currently believes that the bonds held by the Fund are attractively valued and also expects liquidity to continue to improve. The Fund continues to hold more than 40% of its assets in domestic corporate bonds with a heavy emphasis on long duration and call protection. In addition the portfolio is 31% invested in foreign bonds. Many of the foreign bonds in the portfolio are "Yankee" bonds meaning that the issuers are foreign but that they are denominated in U.S. Dollars and traded in the U.S. These bonds are providing extremely good yields and offer some economic diversification. The primary risks to these bonds are liquidity, which manifests itself in price volatility, and credit, on which Dan Fuss and the analysts at Loomis constantly focus.

As of year end, the average maturity of the portfolio was 17.7 years, and the duration was 10.6 years. For comparison, the Lehman
Brothers Government/ Corporate Bond Index has an average maturity and duration of 9.7 years and 5.3 years, respectively. The yield to maturity of the portfolio is 8.5%, while the yield to maturity of the index is 7.0%. At year end, the annualized 30-day SEC yield on the Fund was 7.31%.

* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio.
It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.


THE MANAGERS BOND FUND Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Lehman Brothers Government/Corporate Bond
Index is comprised of 4,688
Government securities and investment grade corporate securities. The index
Assumes reinvestment of all income.

This chart below compares a hypothetical $10,000 invested in Managers
Bond Fund on December 31, 1989, to a $10,000 investment made in the
Lehman Brothers Government/Corporate Bond Index for the same time period.
Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Bond Fund and the Lehman Brothers
Government/Corporate Bond Index]





This table shows the average annual total returns for Managers Bond Fund for the one-year, five-year and ten-year periods through December 31, 1999, and comparable returns for the Lehman Brothers
Government/Corporate Bond
Index.


   AVERAGE ANNUAL TOTAL RETURNS
             ANNUALIZED
-----------------------------
 ONE YEAR       FIVE YEARS      TEN YEARS
  --------      -----------       ---------

Managers Bond Fund   3.66%  10.19% 8.79%
Lehman Brothers Government/
 Corporate Bond Index   (2.15)%  7.61%  7.65%

Managers Global Bond Fund
Managers Global Bond Fund (the "Fund") seeks both income and capital appreciation by investing in domestic and foreign fixed-income securities.
The Managers Funds has utilized a single independent sub-advisor, Olaf Rogge of Rogge
Global Partners ("Rogge Global"), to manage the portfolio since the Fund's inception in 1994.

The Portfolio Manager
Olaf's investment strategy begins with an assessment of each country's economic outlook and currency strength. His investment philosophy is that healthy countries with sound finances produce the highest bond and currency returns.
In analyzing the financial health of a country, Olaf and the investment team at Rogge Global evaluate the fiscal policy, savings rates and money growth in each country along with assessing the credibility of the monetary authorities in each country. In addition to making country allocation decisions, Rogge Global analyzes the yield curve and expected interest rate movements within each economy to determine how to position the portfolio from a duration* and maturity perspective. At the same time, Rogge Global recognizes that short-term volatility in the currency market can significantly impact portfolio performance. Thus, Rogge Global will sometimes hedge (usually toward an index-like exposure) when he expects such short-term currency swings to go against the expected trend for that country's bond market. His portfolio consists primarily of highly liquid government issues of developed market countries, with no more than 10% in AAA-rated corporate bonds.

The Year in Review
The Fund returned -9.97% in 1999, compared with -4.27% for the Salomon Brothers World Government
Bond Index ("SBWGBI").

The year was a difficult one for the global bond markets, and for Rogge Global in particular. The
Fund's weak relative performance stemmed from several sources, but most importantly from its country and currency allocations. In particular, the Fund's most significant underweight position was in Japan. Actually, the only Japanese bond the Fund owned was a small position in a Japanese utility purchased in the second quarter. Rogge
Global has felt that the fundamentals for the Japanese bond market were unattractive.
Unfortunately, the Japanese bond market was the only developed bond market to offer a positive total return in 1999.

Currency hedges, through their cost and some mistiming on the part of Rogge Global, also detracted from relative performance in the year.
Despite owning barely any Japanese securities, Rogge Global has believed for some time that the outlook for the Japanese economy suggests an inherent strength in the yen. He has therefore, through currency forwards, futures, and some non-
Japanese yen-priced bonds, taken a long position on the yen that results in essentially a neutral-weight on that currency relative to the benchmark. Put more concisely, the Fund's net yen position was about the same as the yen position in the SBWGBI even though the Fund did not own any Japanese bonds.


In the first quarter, the Japanese government bond market offered some of the best returns of any developed nation, but a strong U.S. economy fueled a sharp rise in the dollar against most international currencies, including the yen. Thus the Fund's net position in the Japanese market fared very poorly.

In the second quarter, despite continued easing from the central banks across Europe and Asia, interest rates moved higher across the globe.
Combined with the strength of the U.S. Dollar, these made for poor dollar-based returns in global bonds. Most European government bonds fell between 1.5%-2.0% in local currency in the second quarter. Since the euro declined by 4.6% versus the U.S. Dollar, those same bonds resulted in losses of between 5.0%-6.0% for U.S. investors.
Given that the types of bonds that Rogge Global will typically own are longer-maturity government issues, the Fund was negatively impacted by the higher rates.

One important note from the second quarter was that we (The Managers Funds) began to allow a limited (up to 10%) amount of emerging markets exposure into the portfolio. At that time, however, the Fund had not yet invested in those markets.


Global interest rates continued higher in the third quarter in response to continued strength in the U.S. economy, signs of a recovery in Europe and Asia, a U.S. Fed rate hike, and a rising yen. The only region in which yields declined, and bond prices rose, was in developed
Asia where Japanese bonds returned 1.9% in local currency. Currency exposure was therefore critical to returns in the third quarter. The yen rose 13% versus the U.S. Dollar during the quarter, suggesting that the largest risk was being underweight in that currency. The Fund had maintained its long position on Japanese yen, although its net currency position was very slightly below that of its benchmark. The net result was that not owning any Japanese bonds
(the only market that rose in value during the quarter) and holding a slightly below-market weight in yen hurt relative performance during the third quarter.

In the fourth quarter, the Fund moved to a long position on the euro, which depreciated by more than 5%. Additionally, Japanese interest rates fell and emerging market debt offered extremely strong returns. Thus, the Fund's meager investments in both those markets held back performance. It should also be noted that as the year ended, the Fund began to step up its investments in certain emerging countries, such as Mexico and the Philippines.


Looking Ahead
At the end of 1999, Rogge Global had reduced its average duration to a little over 5 years from about 6 years at the end of 1998. This shorter-duration stance reflects Rogge Global's belief that the interest rate environment in general has become even less attractive.


From a country/currency perspective, Rogge Global has taken an increasingly optimistic view on the European markets (and the euro). He recently highlighted numerous reasons for this: the acceleration in European economic growth, the nascent state of the technology revolution in Europe, restructuring/deregulation, low inflation, and the emergence of the ECB as a strong and credible central bank. On the other hand, Rogge Global continues to believe that "the dire picture for (Japanese) government debt remains in place," arguing that demand for Japanese bonds should taper off. At the same time, he has maintained his long position on the yen in response to some uncertainty about the future direction in the currency. Rogge Global is maintaining his underweight duration in U.S.
bonds, a strategy that was successful in 1999, and is short the U.S. Dollar. Finally, Rogge
Global is optimistic that there are opportunities in the emerging markets that they hope to exploit to the extent that they can.

*  Duration is the weighted average time
(typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.


THE MANAGERS GLOBAL BOND FUND'S cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Salomon Brothers World Government Bond Index is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends.

This chart below compares a hypothetical $10,000 invested in Managers
Global Bond Fund at its inception on March 25,
1994, to a $10,000 investment
made in the Salomon Brothers World Government
Bond Index for the same period.
Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000
investment since March, 31, 1994
between the Global Bond Fund and the Salomon
Brothers World Government Bond
Index]


This table shows the average annual total returns for Managers Global
Bond Fund for the one-year, five-year and since inception periods through December 31, 1999, and comparable returns for the Salomon Brothers
World Government Bond Index


 AVERAGE ANNUAL TOTAL RETURNS
               ANNUALIZED
--------------------
ONE YEAR      THREE YEARS  Since Inception
 --------      -----------       ---------

Managers Global
       Bond Fund (9.97)%   5.97% 4.89%
Salomon Brothers World
 Government Bond Index (4.27)%  6.42%  5.98%


Managers Short and Intermediate Bond Fund
Schedule of Portfolio Investments
December 31, 1999


Corporate Bonds - 72.8%
Asset Backed - 28.9%
Advanta Mortgage Loan Trust, Series 97-4,
 Class A4, Ambac insured, 6.660%, 03/25/22
	125,000	 	121,195
Americredit Auto Receivables, Series 99-B,
 Class A4, 5.960%, 03/12/06	350,000
	341,898
Chase Manhattan Credit Card, Series 1996-3,
 Class A, 7.040%, 02/15/05	350,000
	350,763
Chemical Master Credit Card Trust 1,
 Series 95-2, Class A, 6.230%, 06/15/03	350,000
	 	350,026
Delta Funding Home Equity Loan Trust,
 Series 98-2, Class A3F, 6.240%, 05/15/25	500,000
	 	493,580
Discover Card Master Trust I, Series 1998-2,
 Class A, 5.800%, 09/16/03	350,000
	346,500
EQCC Home Equity Loan Trust, Series 1997-1,
 Class A7, FGIC insured, 7.120%, 05/15/28	337,000
	 	336,380
Ford Credit Auto Owner Trust, Series 1997-B,
 Class B, 6.400%, 05/15/02	500,000
	495,515
Green Tree Financial Corp., Series 98-1,
 Class A3, 5.950%, 11/01/29	300,000
	297,186
Green Tree Financial Corp., Series 98-6,
 Class A3, 5.930%, 04/01/09	200,000
	198,750
IMC Home Equity Loan Trust, Series 98-1,
 Class A3, 6.410%, 04/20/18	400,000
	394,624
Indymac Manufactured Housing Contract,
 Series 98-2, Class A2, 6.170%, 12/25/11	350,000
	 	343,161
Oakwood Mortgage Investors Inc., Series 97-A,
 Class A3, 6.650%, 05/15/27	300,000
	298,473
Residential Asset Securities Corp., Series 99-KS1,
 Class AI2, 6.000%, 04/25/20	355,000
	347,013
UCFC Loan Trust, Series 93-B1, Class A1,
 FGIC insured, 6.075%, 07/25/14	94,035
	91,373
Vendee Mortgage Trust, Series 1995-1C,
 Class 3H, 8.000%, 11/15/03	350,000
	356,341
	Total Asset Backed	5,162,778
Finance - 25.1%
American Health Properties, Inc., 7.050%, 01/15/02
	350,000	 	338,832
AT&T Corp., Medium Term, 6.250%, 05/15/01	200,000
	 	198,086
Avalon Bay Communities, Senior, 6.500%, 07/15/03
	300,000	 	286,605
BankOne Corp., Medium Term, 5.625%, 02/17/04
	325,000	(b) 	306,073
CarrAmerica Realty Corp., 6.625%, 10/01/00
	175,000	 	173,348
Chelsea GCA Realty Partners, 7.750%, 01/26/01
	350,000	 	348,257
Conseco Inc., 6.400%, 02/10/03	300,000
	286,800
Crescent Real Estate Equities Co.,
 7.000%, 09/15/02 (e)	375,000	 	346,845
First Interstate Bancorp., Sub., 9.900%, 11/15/01
	225,000	 	235,843
Florida Windstorm Underwriters,
 Series 144A, 6.500%, 08/25/02 (e)	350,000
	343,753
Ford Motor Credit Co., 6.700%, 07/16/04	375,000
	(b) 	367,031
General Electric Capital, 5.650%, 03/31/03
	375,000	 	361,176
IBM Credit Corp., Medium Term, 6.450%, 11/12/02
	350,000	 	344,853
Lehman Brothers Holdings, Inc., 6.000%, 02/26/01
	300,000	 	296,573
Norwest Financial, Inc., Senior, 6.375%, 09/15/02
	250,000	 	246,030
	Total Finance	4,480,105
Industrials - 18.2%
Comdisco, Inc., 6.130%, 08/01/01	350,000
	345,044
Cox Communications, Inc., 6.150%, 08/01/03
	350,000	 	335,132
CSX Corp., 5.850%, 12/01/03	350,000
	331,678
Kaufman & Broad Home Corp.,
 Senior, 7.750%, 10/15/04	150,000
	139,500
Qwest Communications International, Inc.,
 Series B, Stepup, 0.000%, 02/01/08	225,000
	176,513
Royal Caribbean Cruises, Ltd.,
 Senior, 8.125%, 07/28/04	325,000
	330,148
Safeway Inc., 7.000% 09/15/02	350,000
	348,446
TCI Communications, Inc.,
 Senior, 8.650%, 09/15/04	400,000
	424,324
Tyco International Ltd., 6.500%, 11/01/01	250,000
	 	247,931
US Bank NA Minnesota, 6.350%, 09/28/01	350,000
	 	346,415
WMX Technologies Inc., 7.100%, 08/01/26	250,000
	 	230,343
	Total Industrials	3,255,474
Utilities - 0.6%
Niagara Mohawk Power Corp.,
 Series E, 7.375%, 07/01/03	113,415
	112,920
Total Corporate Bonds
	(cost $13,345,255)	13,011,277
U.S. Government
 and Agency Obligations - 22.3%
Federal Home Loan Bank, 5.250%, 04/25/02	500,000
	 	484,920
FHLMC, 5.500%, 05/15/02	1,000,000	 	975,940
FNMA, 6.140%, 06/12/02	250,000	 	246,405
U.S. Treasury Notes, 5.750%, 08/15/03
	2,325,000	 	2,277,407
Total U.S. Government
 and Agency Obligations
	(cost $4,034,502)	3,984,672
Foreign Corporate Obligations - 3.5%
Banco LatinoAmericano SA, 6.500%, 04/02/01
	250,000	 	248,688
Brascan, Ltd., 7.375%, 10/01/02	225,000
	220,572
St. George Bank, Ltd.,
 Floating Rate, 6.126%, 11/29/01 (a)	150,000
	 	150,044
Total Foreign Corporate Obligations
	(cost $630,374)	619,304

Other Investment Companies - 3.6% (d)
JPM Prime Money Market Fund, 5.50%	29,404
	29,404
Navigator Securities Lending
 Prime Portfolio, 5.83% (c)	605,820
	605,820
Total Other Investment Companies
	(cost $635,224)	635,224
Total Investments - 102.2%
	(cost $18,645,355)	18,250,477
Other Assets, less Liabilities - (2.2)%	(384,760)
Net Assets - 100.0%	17,865,717

Note:	Based on the cost of investments of
$18,650,809 for federal income tax purposes at
December 31, 1999, the aggregate gross unrealized
appreciation and depreciation was $589 and
$400,921, respectively, resulting in net
unrealized depreciation of investments of
$400,332.
	(a)	Variable rate security.  Coupon rate
disclosed is that in effect at December 31, 1999.
	(b)	Some or all of these securities,
amounting to $589,836, or 3.3% of net assets, were
out on loan to various brokers as of December 31,
1999.
	(c)	Collateral received from brokers for
securities lending were invested in this short-
term investment.
	(d)	Yields shown for each investment
company represent the December 31, 1999, seven-day
average yield, which refers to the sum of the
previous seven days' dividends paid, expressed as
an annual percentage.
	(e)	Security exempt from registration
under Rule 144A of the Securities Act of 1933.
This security may be resold in transactions exempt from registration, normally to qualified buyers.
At December 31, 1999, the value of these securities amounted to $690,598, or 3.9% of net assets.

Investments Abbreviations:
AMBAC: Ambac Assurance Corp.
FNMA: Federal National Mortgage Association
FGIC: Financial Guaranty Insurance Co.
FHLMC: Federal National Mortgage Association
FNMA: Federal National Mortgage Association

Security Ratings (unaudited)
The composition of long-term debt holdings as a
percentage of the total value of investments in
securities is as follows:
	S&P's/Moody's Ratings
	Gov't/AAA	42	%
	AA	10
	A	12
	BBB	22
	BB	4
	Not Rated	10
		100	%

Managers Bond Fund
Schedule of Portfolio Investments
December 31, 1999

Corporate Bonds - 56.0%
Asset Backed - 1.4%
Nomura Asset Securities Corp., Series 1998-D6,
 Class A3, 7.227%, 03/17/28	500,000
	456,970

Convertible Bonds - 12.1%
Loews Corp., Sub., 3.125%, 09/15/07	2,210,000
	1,787,338
Noram Energy, Sub., 6.000%, 03/15/12	475,000
	 	408,500
Thermo Electron Corp., 4.250%, 01/01/03 (e)
	500,000	 	421,875
Thermo Instrument System, 4.500%, 10/15/03 (e)
	550,000	 	450,312
Thermo Terratech, Inc., Euro-dollar, Sub.,
 4.625%, 05/01/03	450,000	 	375,750
Thermo Terratech, Inc., Sub., 4.625%, 05/01/03 (e)
	456,000	 	374,490
Xerox Corp., Convertible, 0.570% 04/21/18	400,000
	 	213,000
	Total Convertible Bonds	4,031,265
Finance - 15.7%
Camden Property Trust, 7.000%, 11/15/06	250,000
	 	233,442
First Industrial L.P., 7.600%, 07/15/28
	1,750,000	 	1,432,795
First Industrial L.P.,
 Medium Term, 7.500%, 12/01/17	645,000
	545,006
Highwoods/Forsyth L.P.,
 Senior, 7.500%, 04/15/18	2,250,000
	1,814,288
Keycorp Capital II, 6.875%, 03/17/29	500,000
	 	420,073
Meditrust, 7.000%, 08/15/07	500,000
	375,000
U.S. West Capital Funding Inc.,
 6.875%, 07/15/28	500,000	(b) 	437,374
	Total Finance	5,257,978
Industrials - 26.8%
APL, Ltd., 8.000%, 01/15/24	250,000
	161,128
Atlas Air, Inc., Series B, 7.680%, 01/02/14
	994,768	 	915,684
Baker Hughes Inc., 0.000%, 05/05/08 (a)
	1,550,000	 	1,077,250
Bausch & Lomb, Inc., 7.125%, 08/01/28	500,000
	 	429,205
Dell Computer Corp., 7.100%, 04/15/28	750,000
	 	678,990
Ford Motor Co., 6.375%, 02/01/29	1,000,000
	(b) 	841,182
Kellwood Co., 7.625%, 10/15/17	250,000
	211,370
Lockheed Martin Corp., 7.750%, 05/01/26	250,000
	 	230,304
MacMillan Bloedel, Ltd., 7.700%, 02/15/26
	1,350,000	 	1,313,780
Pennzoil-Quaker State, 7.375%, 04/01/29	250,000
	 	221,238
Pepsi Bottling Group Inc.,
 Senior, 7.000%, 03/01/29	350,000	(b)
	315,932
Pioneer-Standard Electronics, Inc.,
 Senior, 8.500%, 08/01/06	250,000
	229,655
Pulte Corp., 7.625%, 10/15/17	500,000
	426,050
Seagate Technology, Inc., 7.875%, 03/01/17
	250,000	 	188,755
Security Capital Group, 7.700%, 06/15/28	750,000
	 	603,113
Time Warner Inc., 6.625%, 05/15/29	250,000
	212,772
Trinet Corporate Realty Trust, Inc.,
 Senior, 7.700%, 07/15/17  	500,000
	341,455
Westvaco Corp., 7.000%, 08/15/23	250,000
	211,056
Woolworth Corp., 8.500%, 01/15/22	570,000
	353,400
	Total Industrials	8,962,319
Total Corporate Bonds
	(cost $20,914,001)	18,708,532
Foreign Corporate Obligations - 18.5%
Banpu Public Company, Ltd.,
 Euro-dollar, 2.750%, 04/10/03	250,000
	247,500
Cerro Negro Finance, Ltd., 7.900%, 12/1/20 (e)
	500,000	 	331,005
Compania De Transporte Energia,
 Senior, 9.250%, 04/01/08 (e)	700,000
	610,750
Empresa Nacional De Electricid,
 Yankee, 7.875%, 02/01/27	250,000
	217,297
Korea Electric Power Corp.,
 Yankee, 7.400% 04/01/16	1,002,852
	923,784
Loxley Public Co., Euro-dollar, 2.500%, 04/04/01
	400,000	 	104,000
Magna International Inc.,
 Yankee, 4.875%, 02/15/05	500,000
	425,000
PDVSA Finance, Ltd,
 Series 98-1, 7.500%, 11/15/28	1,000,000
	697,353
PDVSA Finance, Ltd.,
 Series 98-1, 7.400%, 08/15/16	300,000
	219,612
Pemex Finance Ltd., 8.875%, 11/15/10	500,000
	 	494,600
Samsung Electronics Ltd.,
 Sinking Fund, 7.700%, 10/01/27 (e)	500,000
	372,500
Telekom Malaysia Berhad, 7.875%, 08/01/25 (e)
	500,000	 	451,915
Telekom Malaysia Berhad,
 Convertible, 4.000%, 10/03/04	300,000
	254,703
Tenaga Nasional Berhad, 7.500%, 11/01/25 (e)
	1,000,000	 	827,330
Total Foreign Corporate Obligations
	(cost $6,927,614)	6,177,349
Foreign Government
 and Agency Obligations - 12.5%
British Columbia Province, Generic Residual,
 Canada, 0.000%, 08/23/24 (a)	CAD	9,925,000
	1,326,863
Government of Poland, registered Past Due
 Interest Brady Stepup, 6.000%, 10/27/14	USD
	250,000	 	221,250
Manitoba Province, Canada,
 Medium Term, 6.500%, 09/22/17	CAD
	1,800,000	 	1,217,790
Ontario Hydro, 0.000%, 10/15/21 (a)	CAD
	1,700,000	 	274,885
Province of Alberta,
 Series CS, Sinking Fund, 5.930%, 09/16/16
	CAD	259,000	 	172,137
Republic of South Africa,
 Yankee, 8.500%, 06/23/17	USD	1,075,000
	978,250
Total Foreign Government
 and Agency Obligations
	(cost $4,071,570)	4,191,175

U.S. Government
 and Agency Obligations - 6.0%
FNMA, 6.000%, 7/01/29	244,973	 	224,072
U.S. Treasury Notes Strip, 0.000%, 8/15/23 (a)
	6,200,000	 	1,333,186
U.S. Treasury Notes, 5.500%, 08/15/28	500,000
	 	426,405
Total U.S. Government
 and Agency Obligations
	(cost $2,171,976)	1,983,663

Preferred Stock - 1.7%
Entergy Louisiana, Inc., 4.440%	226
	13,885
Entergy New Orleans, Inc., 4.750%	482
	30,095
EVI Inc., 5.000%	7,500	 	299,063
Pacific Gas & Electric Co., 5.000%	100
	1,588
Union Electric Co., 3.500%	350	 	16,450
Wisconsin Electric Power Co., 3.600%	3,746
	198,537
Total Preferred Stock
	(cost $521,640)	559,618
Other Investment Companies - 6.6% (d)
JPM Prime Money Market Fund, 5.50%	1,240,961
	1,240,961
Navigator Securities Lending
 Prime Portfolio, 5.83% (c)	977,280
	977,280
Total Other Investment Companies
	(cost $2,218,241)	2,218,241
Total Investments - 101.3%
	(cost $36,825,042)	33,838,578
Other Assets, less Liabilities - (1.3)%
	(449,252)
Net Assets - 100.0%	33,389,326

Note:	Based on the cost of investments of
$36,825,042 for federal income tax purposes at
December 31, 1999, the aggregate gross unrealized
appreciation and depreciation was $590,562 and
$3,577,026, respectively, resulting in net
unrealized depreciation of investments of
$2,986,464.
	(a)	Zero coupon security.
	(b)	Some or all of these securities,
amounting to $954,025, or 2.9% of net assets, were
out on loan to various brokers as of December 31,
1999.
	(c)	Collateral received from brokers for
securities lending were invested in this short-
term investment.
	(d)	Yields shown for each investment
company represent the December 31, 1999, seven-day
average yield, which refers to the sum of the
previous seven days' dividends paid, expressed as
an annual percentage.
	(e)	Security exempt from registration
under Rule 144A of the Securities Act of 1933.
This security may be resold in transactions exempt from registration, normally to qualified buyers.
At December 31, 1999, the value of these securities amounted to $3,840,178, or 11.5% of net assets.

Investments Definitions and Abbreviations:
Registered shares: A security whose owner has been
recorded with its issuer or issuer's registrar.
Yankee Bond: A foreign bond denominated in U.S.
dollars and registered with the Securities and
Exchange Commission for sale in the United States.
FNMA:	Federal National Mortgage Association
CAD:	Canadian Dollar

Security Ratings (unaudited)
The composition of long-term debt holdings as a
percentage of the total value of investments in
securities is as follows:
	S&P's/Moody's Ratings
	Gov't/AAA	5	%
	AA	5
	A	31
	BBB	44
	BB	3
	Not Rated	12
		100	%

Managers Global bond Fund
Schedule of Portfolio Investments
December 31, 1999


Foreign Government
 and Agency Obligations - 73.5%
Australian Government, 7.500%, 07/15/05	AUD
	900,000	 	611,583
Bundes, Series 93, 6.500%, 07/15/03	EUR	103,503
	 	109,988
Bundes, Series 99, 3.000%, 03/16/01	EUR
	1,100,000	 	1,096,782
Bundes, Series 99, 3.000%, 06/15/01	EUR	800,000
	 	794,436
Bundes, Series 99, 4.500%, 07/04/09	EUR	110,000
	 	103,938
Canadian Government, 5.125%, 01/22/02	USD
	450,000	 	437,117
Canadian Government, 5.250%, 09/01/03	CAD
	950,000	 	637,773
Canadian Government, 6.000%, 06/01/08	CAD
	900,000	 	612,885
Dutch Government, 3.750%, 07/15/09	EUR	900,000
	 	792,381
Dutch Government, 5.250%, 07/15/08	EUR	674,317
	 	673,499
Dutch Government, 5.750%, 02/15/07	EUR	250,000
	 	259,393
Kingdom of Denmark, 6.000%, 11/15/09	DKK
	4,477,000	 	622,511
Kingdom of Norway, 5.500%, 05/15/09	NOK
	2,200,000	 	262,104
Kingdom of Norway, 6.750%, 01/15/07	NOK
	2,400,000	 	312,307
Kingdom of Spain, 5.150%, 07/30/09	EUR	900,000
	 	882,011
Kingdom of Spain, 6.000%, 01/31/29	EUR	631,062
	 	628,072
Kingdom of Sweden,
 Series 1044, 3.500%, 04/20/06	SEK
	7,000,000	 	732,707
Kingdom of Sweden, 5.000%, 01/28/09	SEK
	4,800,000	 	533,450
Kingdom of Sweden,
 Series 1038, 6.500%, 10/25/06	SEK
	4,500,000	 	554,871
Mexico United States, 7.375%, 07//06/06	EUR
	925,000	 	933,289
Republic of Chile, 6.875%, 04/28/09	USD	50,000
	 	47,250
Republic of Italy, 3.500%, 06/20/01	JPY
	30,000,000	 	307,855
Republic of Italy, 6.500%, 11/01/27	EUR	577,494
	 	607,626
Republic of Philippines, 9.500%, 10/21/24	USD
	680,000	 	686,800
United Kingdom Treasury,
 6.500%, 12/07/03	GBP	475,000	 	773,790
Total Foreign Government
 and Agency Obligations
	(cost $15,267,014)	14,014,418
Foreign Corporate Obligations - 10.3%
Amoco Corp., 6.000%, 06/09/08	USD	450,000
	413,618
Diageo Capital PLC, 6.625%, 06/24/04	USD
	200,000	 	195,114
International Bank Reconstruction &
 Development, 4.500%, 06/20/00	JPY
	90,000,000	 	898,635
LCR Finance PLC, 4.750%, 12/31/10 (d)	GBP
	100,000	 	144,569
Portugal Telecom International Financial,
 4.625%, 04/07/09	EUR	150,000	 	134,934
Public Power Corp., 4.500%, 03/12/09	EUR
	90,000	 	79,265
Westpac Banking Floating,
 Series 144A, 0.194%, 09/24/01 (b)(d)	JPY
	10,000,000	 	97,729
Total Foreign Corporate Obligations
	(cost $2,014,005)	1,963,864
Corporate Bonds - 4.6%
Asset Backed - 1.0%
AT&T Universal Card Master Trust,
 Series 1996-3, Class A, 6.240%, 09/17/03	USD
	200,000	 	200,000

Finance - 2.1%
Ameritech Capital Funding Co.,
 6.250%, 05/18/09	USD	50,000	 	45,490
General Motors Acceptance Corp.,
 Floating, 0.294% 07/26/02 (b)	JPY
	25,000,000	 	244,446
National Westminster Bank,
 9.450%, 05/01/01	USD	100,000	 	103,090
	Total Finance	393,026
Industrials - 1.5%
Conoco, Inc., Senior, 5.900%, 04/15/99	USD
	300,000	 	286,044
Total Corporate Bonds
	(cost $864,463)	879,070
U.S. Treasury Obligations - 3.0%
U.S. Treasury Notes, 5.375%, 06/30/03
	140,000	 	135,800
U.S. Treasury Notes, 5.250%, 05/15/04
	250,000	 	239,493
U.S. Treasury Notes, 3.875%, 01/15/09
	205,126	 	198,202
Total U.S. Treasury Obligations
	(cost $592,695)	573,495
Short-Term Investments - 5.6%
FHLMC Discount Notes - 4.2%
FHLMC, 0.000%, 01/21/00 (a)		800,000
	796,695

Other Investment Companies - 1.4%
JPM Prime Money Market Fund, 5.50% (c)
	279,758	 	279,758

Total Short-Term Investments
	(cost $1,076,453)	1,076,453
Total Investments - 97.0%
	(cost $19,814,630)	18,507,300
Other Assets, less Liabilities - 3.0%	565,387
Net Assets - 100.0%	19,072,687

Note:	Based on the cost of investments of
$19,814,630 for federal income tax purposes at
December 31, 1999, the aggregate gross unrealized
appreciation and depreciation was $94,841 and
$1,402,171, respectively, resulting in net
unrealized depreciation of investments of
$1,307,330.
	(a)	Zero coupon security.
	(b)	Variable rate security. Coupon rates
disclosed is that in effect at December 31, 1999.
	(c)	Yield shown for this investment
company represents the December 31, 1999, seven-
day average yield, which refers to the sum of the
previous seven days' dividends paid, expressed as
an annual percentage.
	(d)	Security exempt from registration
under Rule 144A of the Securities Act of 1933.
This security may be resold in transactions exempt from registration, normally to qualified buyers.
At December 31, 1999, the value of these securities amounted to $242,298, or 1.3% of net assets.

Investments Abbreviations:
FHLMC: Federal National Mortgage Association
Abbreviations have been used throughout this
portfolio to indicate amounts shown in currencies
other than the U.S. Dollar (USD):
	AUD:	Australian Dollar
	CAD:	Canadian Dollar
	DKK:	Danish Krone
	EUR:	euro
	GBP:	British Pound
	JPY:	Japanese Yen
	NOK:	Norwegian Krone
	SEK:	Swedish Krona



The Managers Funds
Statement of Assets and Liabilities
December 31, 1999
Managers		 Managers
Short and		  Managers		   Global
Intermediate		  Bond		   Bond
 Bond Fund 		   Fund 		    Fund
Assets:
Investments at value*			 18,250,477
 33,838,578 		 18,507,300
Foreign currency (cost $222,804)
220,185
Receivable for Fund shares sold
11,191 		 71,812 		 18,605
Receivable for open forward
foreign currency contracts 14,988,773
Receivable for closed forward
foreign currency contracts, net		 7,299
Dividends, interest and other receivables		 270,612 		 585,115 		 397,893
Prepaid expenses			 6,161 	7,135
 6,252
Total assets		 18,538,441
34,502,640 		 34,146,307

Liabilities:
Payable for Fund shares repurchased
12,249 		 71,966
Payable upon return of securities loaned
 605,820 		 977,280
Payable for open forward
foreign currency contracts
 14,981,867
Payable for closed forward
foreign currency contracts, net	 32,834
Accrued expenses:
Investment advisory and
management fees	 7,732 		 17,858
 11,633
Administrative fees		 3,866
7,143 		 3,324
Other		 43,057 		 39,067
43,962
Total liabilities		 672,724
1,113,314 		 15,073,620

Net Assets				 17,865,717
 33,389,326 		 19,072,687

Shares outstanding				 945,176
 1,556,428 		 981,076

Net asset value, offering and redemption
price per share			 18.90
21.45 		 19.44
Net Assets Represent:
Paid-in capital			 28,749,302
 36,027,753 		 20,667,165
Undistributed net investment income
3,370 		 18,406 		 14,222
Accumulated net realized gain (loss) from
investments
and foreign currency transactions
(10,492,077)		 329,132
(296,536)
Net unrealized depreciation of investments
and foreign currency translations
(394,878)		 (2,985,965)
(1,312,164)

Net Assets				 17,865,717
 33,389,326 		 19,072,687

*Investments at cost			 18,645,355
 36,825,042 		 19,814,630


The Managers Funds
Statements of Operations
For the year ended December 31, 1999
Managers				Managers
Short and		Managers		Global
Intermediate		Bond		Bond
Bond Fund		Fund		Fund
Investment Income:
Interest income			1,198,003
2,544,983 		1,104,554
Dividend income					46,745

Security lending fees			643
1,043

Total investment income		1,198,646
2,592,771 		1,104,554
Expenses:
Investment advisory and management fees
92,398 		208,465 		145,706
Administrative fees			46,199
83,386 		41,630
Transfer agent			29,186
49,072 		43,846
Custodian			18,692 		25,087
35,261
Professional fees			32,255
23,665 		32,529
Registration			11,061
14,494 		11,326
Insurance			2,054 		3,937
1,949
Trustees			1,262 		2,217
1,416
Amortization of organization expense	571
Miscellaneous			5,657
10,631 		7,015
Total expenses before reductions		238,764
420,954 		321,249
Expense reductions			(334)
(2,580)		(688)

Net expenses			238,430
418,374 		320,561
Net investment income		960,216
2,174,397 		783,993
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on
investment transactions		(202,067)
370,972 		(146,270)
Net realized loss on foreign currency
contracts and transactions
(41,416)		(472,100)
Net unrealized depreciation
of investments		(356,588)
(1,240,159)		(2,158,267)
Net unrealized appreciation (depreciation) of
foreign currency contracts and translations
313 		(231,489)
Net realized and unrealized loss
(558,655)		(910,290)		(3,008,126)

Net Increase (Decrease) in Net Assets
Resulting from Operations			401,561
1,264,107 		(2,224,133)


The Managers Funds
Statements of Changes in Net Assets
Managers Short and Intermediate Bond Fund
For the		     For the
 year ended				    year ended
December 31, 1999		December 31, 1998

Increase (Decrease) in Net Assets
From Operations:
Net investment income				960,216
879,069
Net realized gain (loss) on investments
and foreign currency transactions
(202,067)				108,007
Net unrealized appreciation (depreciation) of
investments and foreign currency translations
(356,588)				(96,923)
Net increase (decrease) in net assets
resulting from operations		401,561
890,153
Distributions to Shareholders:
From net investment income
(959,010)				(890,799)
From net realized gain on investments
Total distributions to shareholders
(959,010)				(890,799)
From Capital Share Transactions:
Proceeds from sale of shares
7,003,243 				8,396,707
Net asset value of shares issued in connection
with reinvestment of dividends and distributions
880,013 				746,084
Cost of shares repurchased
(7,868,443)				(5,815,760)
Net increase (decrease) from
capital share transactions		14,813
3,327,031
Total increase (decrease) in net assets
(542,636)				3,326,385
Net Assets:
Beginning of year				18,408,353
15,081,968
End of year				17,865,717
18,408,353
End of year undistributed
net investment income				3,370
 2,185
Share Transactions:
Sale of shares				365,693
430,449
Shares issued in connection with reinvestment
of dividends and distributions
45,916 				38,268
Shares repurchased
(410,853)				(297,144)
Net increase (decrease) in shares
756 				171,573


Managers Bond Fund
Managers Global Bond Fund
For the				For the
For the				For the
year ended				year ended
year ended				year ended
December 31, 1999				December 31,
1998				December 31, 1999
December 31, 1998
2,174,397 				2,783,809
783,993 				784,832
329,556 				1,139,313
(618,370)				1,873,396
(1,239,846)				(2,687,311)
(2,389,756)				822,543
1,264,107 				1,235,811
(2,224,133)				3,480,771
 (2,179,563)				(2,769,414)
(461,005)				(1,019,814)
(123,589)				(1,584,234)
(212,152)				(1,222,014)
(2,303,152)				(4,353,648)
(673,157)				(2,241,828)
16,911,450 				23,693,347
10,011,840 				18,174,768
2,149,195 				4,017,252
649,992 				2,220,753
(27,361,625)				(23,161,640)
(10,758,415)				(17,033,392)
(8,300,980)				4,548,959
(96,583)				3,362,129
(9,340,025)				1,431,122
(2,993,873)				4,601,072
42,729,351 				41,298,229
22,066,560 				17,465,488
33,389,326 				42,729,351
19,072,687 				22,066,560
18,406 				23,147
14,222 				17,058
765,241 				994,509
477,018 				790,567
97,204 				175,879
33,384 				100,486
(1,231,495)				(985,827)
(515,429)				(739,396)
(369,050)				184,561
(5,027)				151,657



Managers Short and Intermediate Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

Year ended December 31,
1999 			1998 				1997
1996 				1995
Net Asset Value,
Beginning of Year					$19.49 $19.51 				$19.45
$19.67 				$18.06
Income from
Investment Operations:
Net investment income
1.00 			1.02 				1.08
1.03 				1.28
Net realized and unrealized
gain (loss) on investments
(0.59)			0.00
0.03 				(0.24)
1.45
Total from investment
operations		0.41 			1.02
1.11 				0.79
2.73
Less Distributions to
Shareholders from:
Net investment income
(1.00)			(1.04)
(1.05)				(1.01)
(1.09)
Net realized gain on
investments				---			--
-				---				--
-				(0.03)

Total distributions to
shareholders		(1.00)
(1.04)				(1.05)
(1.01)				(1.12)
Net Asset Value,
End of Year					$18.90
$19.49 				$19.51
$19.45 				$19.67
Total Return
2.21%			5.36%				5.87%
4.15%				15.57%
Ratio of net expenses
to average net assets
1.29%(a)			1.32%(a)
1.40%				1.45%
1.50%
Ratio of net investment income
to average net assets
5.20%			5.22%				5.54%
5.43%				6.52%
Portfolio turnover
92%			115%				91%
96%				131%
Net assets at end of year
(000's omitted)				$17,866
$18,408 				$15,082
$22,380 				$25,241

(a) The Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent this expense reduction, the ratio of expenses to average net assets for the years ended December 31, 1999 and 1998 would have been 1.29% and 1.33%, respectively. (See
Note 1c of Notes to Financial Statements.)


Managers Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each year
Year ended December 31,
1999 			1998 			1997
1996 		1995
Net Asset Value,
Beginning of Year					$22.19
$23.72 			$22.83
$23.13 		$18.92
Income from
Investment Operations:
Net investment income
1.45 			1.46 			1.39
1.35 		1.44
Net realized and unrealized
gain (loss) on investments
(0.65)			(0.69)
0.90 			(0.29)		4.23
Total from investment
operations		0.80 			0.77
2.29 			1.06 		5.67
Less Distributions to
Shareholders from:
From net investment income
(1.45)			(1.45)
(1.40)			(1.36)		(1.46)
From net realized gain on
investments				(0.09)
(0.85)			---			---
	---
Total distributions to
shareholders		(1.54)
(2.30)			(1.40)
(1.36)		(1.46)
Net Asset Value,
End of Year					$21.45
$22.19 			$23.72
$22.83 		$23.13
Total Return
3.66%			3.34%			10.42%
4.97%		30.91%

Ratio of net expenses
	to average net assets
1.25%(a)			1.21%(a)
1.27%			1.36%		1.34%
Ratio of net investment income
to average net assets
6.52%			6.18%			6.14%
6.13%		6.84%
Portfolio turnover
39%			55%			35%
72%		46%
Net assets at end of year
(000's omitted)					$33,389
$42,730 			$41,298
$31,819 		$26,376


 (a)		The Fund has received credits against
its custodian expense for uninvested overnight cash balances. Absent this expense reduction, the ratio of expenses to average net assets for the years ended December 31, 1999 and 1998 would have been 1.26% and 1.21%, respectively. (See Note 1c of Notes to Financial Statements.)


Managers Global bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each year
 Year ended December 31,
1999 			1998 				1997
1996 			1995
Net Asset Value,
Beginning of Year
$22.38 			$20.93
$21.40 			$21.74
$19.10
Income from
Investment Operations:
Net investment income
0.82 			0.92(c)
0.97(c)			1.21 			0.95
Net realized and unrealized
gain (loss) on investments
(3.05)			3.08
(0.93)			(0.27)
2.66
Total from investment
operations			(2.23)
4.00 				0.04 			0.94
3.61
Less Distributions to
Shareholders from:
Net investment income
(0.49)			(1.16)
(0.17)			(0.87)
(0.93)
Net realized gain on
investments					(0.22)
(1.39)				(0.34)
(0.41)			---
In excess of net investment
income					---
	---				---			--
-			(0.04)
Total distributions to
shareholders			(0.71)
(2.55)				(0.51)
(1.28)			(0.97)

Net Asset Value,
End of Year						$19.44
$22.38 				$20.93
$21.40 			$21.74

Total Return
(9.97)%(b)			19.27%(b)
0.16%			4.39%(b)
19.08%(b)

Ratio of net expenses
to average net assets
1.54%			1.53%				1.63%
1.57%			1.55%
Ratio of net investment income
to average net assets
3.77%			4.14%				4.75%
4.98%			5.07%
Portfolio turnover
171%			232%				197%
202%			214%
Net assets at end of year
(000's omitted)					$19,073
$22,067 				$17,465
$16,852 			$18,823
Expense Waiver/Reduction (a)
Ratio of total expenses to
average net assets
1.54%			1.56%				N/A
1.60%			1.69%
Ratio of net investment
income to average net assets
3.76%			4.11%				N/A
4.95%			4.93%


 (a)		Ratio information assuming no waiver
of investment advisory and management fees and/or
administrative fees and no reduction of custodian
expenses in effect for the periods presented, if
applicable. (See Note 1c of Notes to Financial
Statements.)
 (b)		The total return would have been lower
had certain expenses not been reduced during the period.

(c)		Calculated using the average shares
outstanding during the year.


The Managers Funds
Notes to Financial Statements
December 31, 1999

(1) 	Summary of Significant
	Accounting Policies
The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the
"1940 Act"), as amended. Currently the Trust is comprised of 9 investment series. Included in this report are Managers Short and Intermediate
Bond Fund ("Short and Intermediate Bond"),
Managers Bond Fund ("Bond") and Managers Global
Bond Fund ("Global Bond"), collectively the
"Funds."


The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a)	Valuation of Investments
Fixed-income securities are valued based upon valuations furnished by independent pricing services that often utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, at last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b)	Security Transactions
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income
	and Expenses
Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

Each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 1999, the Short and
Intermediate, Bond and Global Bond Funds' custody expenses were reduced by $334, $2,580 and $688, respectively, under these arrangements.

(d)	Dividends and Distributions
Dividends resulting from net investment income normally will be declared monthly for Short and Intermediate Bond and Bond, and annually for Global Bond. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, market discount and foreign currency transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e)	Organization Costs
	(Global Bond only)
Organization and registration related costs of $12,577 were deferred and amortized over a period of 60 months from the commencement of operations on March 25, 1994 until March 25, 1999.

(f)	Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g)	Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of
1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no federal income or excise tax provision is included in the accompanying financial statements.

(h)	Capital Loss Carryovers
As of December 31, 1999, Short and Intermediate
Bond and Global Bond had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2007.

	Capital Loss
Fund	Carryover Amount	Expires Dec. 31,
Short and
 Intermediate Bond	$2,344,832	2002
	7,662,253	2003
	70,508	2004
	179,401	2005
	212,653	2007

Global Bond	151,705	2007

(i)	Capital Stock
The Trust's Declaration of Trust authorizes each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

At December 31, 1999, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Bond - one owns 23%; and Global Bond - one owns 27%.

(j)	Delayed Delivery Transactions
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Funds may receive compensation for interest forgone on entering into delayed delivery transactions. The Funds identify cash or securities as segregated in its custodial records with a value at least equal to the amount of the forward purchase commitment.

(k)	Foreign Currency Translation
The books and records of each Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates.
Purchases and sales of foreign investments and income and expenses are converted into U.S.
dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain
(loss) on foreign currency transactions represent:
(1) foreign exchange gains and losses from the sale and holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.


In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2)	Agreements and Transactions
	with Affiliates
Effective April 1, 1999, the Trust entered into a
Fund Management Agreement under which The Managers
Funds LLC (the "Investment Manager"), formerly The
Managers Funds, L.P. and now a subsidiary of Affiliated Managers Group, Inc. ("AMG"), provides or oversees investment advisory and management services to the Funds. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each
Fund's investment portfolio is currently managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the
Investment Manager and the Fund. Certain Trustees and Officers of the Funds are Officers of the Investment Manager and of AMG.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds LLC based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 1999 were as follows:

	Investment Advisory
Fund	and Management Fee
Short and Intermediate Bond	0.50%
Bond	0.625%
Global Bond	0.70%

Effective April 1, 1999, the Trust entered into an
Administration and Shareholder Servicing Agreement under which The Managers Funds LLC serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.

For the year ended December 31, 1999, the Administrator was paid a fee based on each Fund's average daily net assets of 0.25% for Short and Intermediate Bond and Bond, and 0.20% for Global
Bond.

Effective April 1, 1999, the aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $16,000. In addition, the fees that the Trustees receive for attendance at in-person and telephonic meetings are $1000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees paid by the Trust.

(3)	Purchases and Sales
	of Securities
Portfolio purchases and sales of investments, excluding short-term securities, and of U.S.
government securities, for the year ended December
31, 1999, were as follows:

 	Long-term Securities
Fund	Purchases	Sales
Short and
 Intermediate Bond	$17,597,151	$16,624,608
Bond	12,791,386	22,666,171
Global Bond	32,282,323	30,296,697

	U.S. Government Securities Only
Fund	Purchases	Sales
Short and
 Intermediate Bond	$5,880,530	$6,527,120
Bond	464,688	--
Global Bond	5,935,712	5,205,035

(4)	Portfolio Securities Loaned
Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is temporarily invested in money market investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5)	Risks Associated with
	Collateral Mortgage
	Obligations ("CMOs")
The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are assed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.


Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(6)	Forward Commitments
Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction.
Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(a)	Forward Foreign
	Currency Contracts
During the year ended December 31, 1999, only
Global Bond invested in forward foreign currency exchange contracts to manage currency exposure.
These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates.
The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar
denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar.



To the Trustees of The Managers Funds and the
Shareholders of
Managers Short and Intermediate
Bond Fund, Managers Bond Fund
and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short and Intermediate Bond Fund,
Managers Bond Fund and Managers Global Bond Fund
(three of the series constituting The Managers
Funds, hereafter referred to as the "Funds"), at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2000


FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN

State Street Bank and Trust
 Company
1776 Heritage Drive
North Quincy, Massachusetts
 02171

LEGAL COUNSEL

Swidler Berlin Shereff
 Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT

Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
----------------
INCOME EQUITY FUND
  Scudder Kemper Investments, Inc.
  Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
  Essex Investment Management
  Co., LLC
  Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
  Liberty Investment Management
  Pilgrim Baxter & Associates, Ltd.
  Westport Asset Management, Inc.
  Kern Capital Management, LLC

INTERNATIONAL EQUITY
  FUND
  Scudder Kemper Investments, Inc.
  Lazard Asset Management Co.

EMERGING MARKETS
  EQUITY FUND
  Rexiter Capital Management Limited

INCOME FUNDS:
------------------------

MONEY MARKET FUND
  J.P. Morgan Investment Management Inc.

SHORT AND INTERMEDIATE
  BOND FUND
  Standish, Ayer & Wood, Inc.

BOND FUND
  Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
  Rogge Global Partners


www.managersfunds.com